AMENDMENT #6 TO REVOLVING CREDIT AND SECURITY AGREEMENT
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     AMENDMENT #6, dated as of August 9, 1996, to that certain
Revolving Credit and Security Agreement, dated as of June 15, 1984 and Restated as of October 25, 1990, between Baldwin Piano & Organ Company and General Electric Capital Corporation (as heretofore amended by Amendment #1 dated as of August 27, 1992, Amendment #2 dated as of May 1993, Amendment #3 dated as of February 15, 1994, Amendment #4 dated as of September 30, 1994 and Amendment #5 dated as of March 28, 1995, the "Agreement;" terms not defined herein being used herein as therein defined).

                           WITNESSETH:
                           ----------

          WHEREAS, Borrower and Lender wish to amend the terms of the Agreement as set forth herein;

          NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows;

          SECTION 1.  Amendments.  Sections 2.1(a), 2.2(b) of the
                      ----------
Agreement are hereby amended by deleting the amount, "$40,000,000" set forth in each such Section and substituting in lieu thereof the amount, "$41,500,000".

          SECTION 2.  Conditions of Effectiveness.  This Amendment
                      ---------------------------
shall become effective when, and only when, Lender shall have received a copy of this Amendment executed by each of the parties hereto, and this Amendment shall terminate and be of no further force and effect on November 7, 1996.

          SECTION 3.  Representations and Warranties.  Borrower
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represents and warrants to Lender as follows:

          (a) All of the representations and warranties of Borrower contained in the Agreement and in each of the other Loan Documents are true and correct on the date hereof, except to the extent any such representation or warranty expressly relates to an earlier date. No Event of Default has occurred and is continuing.

          (b) The execution, delivery and performance by Borrower of this Amendment have been duly authorized by all necessary or proper corporate action and do not require the consent or approval of any Person which has not been obtained.

          (c) This Amendment has been duly executed and delivered by Borrower and each of this Amendment and the Agreement as amended hereby constitutes a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms.

          SECTION 4.  Reference to the Effect on the Loan Documents.
                      ---------------------------------------------
          (a) Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference in the other Loan Documents to the Agreement shall mean and be a reference to the Agreement as amended hereby.

          (b) Except as specifically amended herein, the Agreement and all other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power and remedy of Lender under any of the Loan Documents , nor constitute a waiver of any provision of any of the Loan Documents.

          SECTION 5.  Costs and Expenses.  Borrower agrees to pay
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on demand all costs and expenses of Lender in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for Lender with respect thereto.

          SECTION 6.  Execution in Counterparts.  This Amendment
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may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

          SECTION 7.  Governing Law.  This Amendment shall be
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governed by and construed in accordance with the laws of the State of New York applicable to contracts made and performed in New York, without regard to the principals thereof regarding conflict of laws.

          SECTION 8.  Headings.  Section headings in this Amendment
                      --------
are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the day and year first above written

                              GENERAL ELECTRIC CAPITAL CORPORATION

                              By:  DANIEL W. PORTER
                                 ------------------------
                                 Name:
                                 Title:

                              BALDWIN PIANO & ORGAN COMPANY

                              By:  C. R. JUENGLING
                                 ------------------------
                                 Name:  C. R. Juengling
                                 Title: Vice President

CONSENT OF WURLITZER

          The undersigned, a party to a Guaranty, dated as of February 23, 1988, hereby consents to the terms of Amendment #6 to the Restated Credit Agreement (to which this Consent is annexed) and confirms that such Guaranty remains in full force and effect and continues to secure the obligations pursuant to the terms thereof.

Dated as of August 9, 1996

                              THE WURLITZER COMPANY

                              By:  C. R. JUENGLING
                                 ----------------------
                                 Name:  C. R. Juengling
                                 Title: Vice President